                                   EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of TNR Technical, Inc., a New York corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

      The Annual Report on Form 10-K for the year ended July 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October  14, 2004                           /s/ WAYNE THAW
                                                   ----------------------------
                                                   Wayne Thaw
                                                   Chief Executive Officer
                                                   and Chief Financial Officer